UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HANCOCK FABRICS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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☒        No fee required.

☐        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐       Fee paid previously with preliminary materials:

☐      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

                                                            Hancock Fabrics, Inc.
                                                                One Fashion Way, Baldwyn, MS

Label Area 4” x 1 1/2”

                                                                            NOTICE OF ANNUAL MEETING
                                                                               OF SHAREHOLDERS
                                                                          to be held on
                                                                          June 9, 2009

Dear Shareholder,

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hancock Fabrics, Inc. will be held at the Company’s headquarters, One Fashion Way, Baldwyn, Mississippi on Tuesday, June 9, 2009 at 9:00 a.m. CDT, or as soon thereafter as a quorum shall be present, for the following purposes:

Proposals to be considered at the  Annual Meeting:
(1) To elect five directors
(2) To ratify the appointment of Burr, Pilger and Mayer, LLP as Hancock’s independent auditors for the fiscal year ending January 30, 2010;

Only shareholders of record on the books of the Company at the close of business on April 15, 2009 will be entitled to vote at the meeting. Shareholders are cordially invited to attend the meeting.

The Board of Directors recommends a vote “FOR”: Items 1 and 2.

PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

                                                                                     Vote Your Proxy on the Internet:

                                                                                               Go to www.continentalstock.com
                                                                                   Have your notice available when you
                                                                                   access the above website. Follow the
                                                                                   prompts to vote your shares.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

The Proxy Materials are available for review at:
http://www.cstproxy.com/hancockfabrics/2009

Hancock Fabrics, Inc.

One Fashion Way, Baldwyn, MS

I m p o r t a n t  N o t i c e  R e g a r d i n g  t h e  Av a i l a b i l i t y  O f  P ro x y  M a t e r i a l s

For the Shareholder Meeting to Be Held On June 9, 2009

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 1, 2009 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/hancockfabrics/2009

-    the Company’s Annual Report for the year ending January 31, 2009.

-    the Company’s 2009 Proxy Statement (including all attachments thereto)

-    the Proxy Card.

-    any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING  YOUR  PROXY  MATERIALS  ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. you must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING  A  PAPER COPY  OF  THE  PROXY  MATERIALS

By telephone please call 1-888-221-0690,
or
By logging on to http://www.cstproxy.com/hancockfabrics/2009
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.